                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 1, 2003
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                                 WHX CORPORATION
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             (Exact name of registrant as specified in its charter)

    Delaware                            1-2394                 13-3768097
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(State or other jurisdiction          (Commission            (IRS Employer
 of incorporation)                    File Number)           Identification No.)

      110 East 59th Street, New York, New York                    10022
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       (Address of principal executive offices)                 (zip code)

Registrant's telephone number, including area code: (212) 355-5200
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                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
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            On August 1, 2003 WHX  Corporation  ("WHX")  issued a press  release
announcing   that  a  Chapter  11  Plan  of   Reorganization   (the  "POR")  for
Wheeling-Pittsburgh Corporation ("WPC") and its debtor affiliates (collectively, the "WPC Group") was  consummated  on August 1, 2003. The POR had been confirmed by the United States  Bankruptcy Court for the Northern District of Ohio on June
18, 2003.  Among other things,  as a result of the consummation of the POR, each member of the WPC Group will cease to be a  subsidiary  of WHX  Corporation.  In connection  with the  consummation  of the POR,  WHX has made all  contributions required under the POR, as previously disclosed.

            In addition,  upon consummation of the POR, the previously announced agreement between WHX, the Pension Benefit  Guarantee  Corporation (the "PBGC"),
WPC and the United Steel Workers of America (the "USWA") became effective.  This agreement  results  in a  settlement  of the civil  action  brought  by the PBGC against WHX in the United States District Court for the Southern District of New
York (the "Civil  Action").  Accordingly,  the PBGC has agreed to  withdraw  its action to terminate the WHX Pension Plan (the "Plan").

            Under the  settlement,  among other things,  WHX has agreed (a) that the Plan, as it is currently constituted, is a single employer pension plan, (b)
to  contribute  funds to the Plan  equal to moneys  spent (if any) by WHX or its affiliates  to purchase WHX 10.5%  Senior  Notes (the "Senior  Notes") in future open  market  transactions,  and (c) to grant to the PBGC a pari passu  security interest of up to $50 million in the event WHX obtains any future financing on a secured basis or provides any security or collateral for the Senior Notes.  Also under the  settlement,  all parties have agreed that as of the effective date of the POR, (a) no shutdowns have occurred at any WPC Group facility, (b) no member of the WPC Group is a  participating  employer  under the Plan,  (c)  continuous service  for WPC Group  employees  is broken,  (d) no WPC Group  employees  will become  entitled  to "Rule of 65" or "70/80"  Retirement  Benefits  by reason of events  occurring  after the  effective  date of the POR, and (e) the Plan shall
provide   for  a   limited   early   retirement   option  to  allow  up  to  650
Wheeling-Pittsburgh  Steel Corporation  USWA-represented  employees the right to receive retirement  benefits based on the employee's years of service as of July
1,  2003 with a  benefit  equal to $40  multiplied  by the  employee's  years of service as of July 31, 2003. Finally, under the settlement,  the PBGC has agreed
(a) that,  after the  effective  date of the POR, if it  terminates  the Plan at least one day prior to a WPC Group facility shutdown, WHX shall be released from any  additional  liability  to the  PBGC  resulting  from the  shutdown,  (b) to withdraw its claims in the WPC  bankruptcy  proceedings,  and (c) to dismiss the
Civil Action.

            For additional  information,  reference is made to the press release attached hereto as Exhibits 99.1.

Item 7.     Financial Statements and Exhibits.

       (c)   Exhibits

             Exhibit No.          Exhibits
             -----------          --------

             99.1                 Press Release of WHX dated August 1, 2003.

                                   SIGNATURES
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WHX CORPORATION

Dated: August 1, 2003                     By: /s/ Robert Hynes
                                              ----------------------------------
                                          Name:  Robert Hynes
                                          Title: Chief Financial Officer